Putnam
Vista
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02

[GRAPHIC OMITTED: BINOCULARS]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In this persistently challenging environment, many investors have sought to cut their losses by getting out of the stock market entirely. It is our view that for those who still have several years before they need to make withdrawals, this may have been the wrong move. We've seen that history has generally been on the side of investors who have dared to weather even sustained periods of market retreat.

If you had what you believed was an effective investment program before the markets began their decline and thus far have resisted the temptation to veer off that course, we strongly urge you to remain patient. As always, however, it is a good idea to consult your financial advisor for specific counsel in regard to your own situation.

Quite naturally, we are disappointed at having to report the negative results posted by Putnam Vista Fund during the fiscal year ended July 31, 2002. However, we believe that the fund remains positioned to benefit once investors begin to recognize the economy's positive fundamentals. On the following pages, you will find a full explanation of the reasons for the fund's decline during the period, as well as a view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Specialty Growth Team

Despite a short-lived rally in the fourth quarter of 2001, growth stocks bore the brunt of investors' discontent during the year ended July 31, 2002. Disappointing earnings, geopolitical tensions, and concerns about corporate malfeasance contributed to an atmosphere of great uncertainty -- prompting investors to avoid investments they perceived as risky. Although growth stocks offer the potential for above-average returns over the long term, they typically exhibit high levels of volatility in the short term -- which led investors to steer clear of them over this period. This decline in demand, combined with the unfavorable market conditions, led growth stocks to underperform other sectors of the market.

Midsize growth companies, such as those comprising Putnam Vista Fund's portfolio, were affected by the changing investor psychology and the economic downturn of the past year. Efforts by members of the Specialty Growth Team to position your fund's portfolio across a broader array of industries helped to ease market pressures. However, the fund's technology and telecommunications holdings, which suffered disproportionately relative to the rest of the market, had an overwhelmingly negative impact on performance. These two sectors are largely responsible for the fund's underperformance relative to its benchmark, the Russell Midcap Growth Index, and the average return for its Lipper universe.

Total return for 12 months ended 7/31/02

      Class A         Class B          Class C          Class M
    NAV     POP      NAV   CDSC       NAV   CDSC       NAV    POP
-----------------------------------------------------------------------
  -31.67% -35.58%  -32.17% -35.56%  -32.15% -32.83%  -31.92% -34.33%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health-care
services              10.3%

Retail                 7.5%

Software               6.5%

Electronics            6.1%

Biotechnology          5.8%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.


* CORRECTION SHOULD ESTABLISH MORE REALISTIC EXPECTATIONS IN EQUITY MARKETS

In the late 1990s, amidst unbridled optimism and readily available financing, many growth companies expanded too rapidly. Today, those excesses are being curbed by a more conservative mood -- both on Wall Street and Main Street. As a result, your fund's management team believes the stock market is in a natural process of restoring balance, and ultimately, investor confidence.

In the aftermath of announcements of accounting improprieties by several high-profile companies, many stock market indexes have fallen to levels well below those that followed the attacks of September 11. While we realize that this process of wringing out overcapacity and fraudulent activity across corporate America is painful for our shareholders, it is an important step in bringing stock prices back in line with earnings outlooks and reestablishing more realistic expectations about stock market performance. Nowhere is this correction more evident than in the technology and telecommunications sectors.

Since March of 2000, technology and telecommunications companies have been struggling to regain their footing, absorbing excess capacity and restructuring in an effort to improve their growth prospects. In spite of disappointing earnings and the challenges confronting these two sectors today, we believe they will continue to be a major force shaping the global economy. However, while the outlook for tech and telecom stocks is more favorable than it was a year ago, it is not attractive enough to warrant a major allocation shift back into either sector at this time.

Amidst the correction, many financially sound, niche companies have been unfairly tarnished in the rush to judgment. We think several innovative mid-cap software companies are capitalizing on timely market opportunities to deliver top-notch products. Electronic Arts provides games for consoles designed by Sony Playstation, Microsoft Xbox and Nintendo. Adobe, the leader in network publishing, produces software for creating, managing and delivering visually rich content. PeopleSoft's software directly connects customers, suppliers, partners, and employees to business processes online, in real time. Finally, we've invested in a handful of companies providing Internet security and protection, including Symantec and Network Associates. We eliminated one position, Peregrine Systems, after the company announced accounting irregularities.


Fund Profile

Putnam Vista Fund seeks capital appreciation by investing in innovative and expanding midsize companies across a wide range of industry sectors. The fund targets relatively well-established companies that may offer a greater degree of stability than smaller, less mature companies. The fund is appropriate for investors seeking growth of capital and exposure to growth-oriented companies.

In the telecommunications sector, we're focused on the more conservative operators, such as CenturyTel Inc. and Citizens Communications. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

* SEARCH FOR GROWTH IN SLOWER ECONOMY BEARS FRUIT

Despite the disappointing results in the mid-cap stock market as a whole, your fund's portfolio did include some strong performers -- particularly in the education, defense, and health-care sectors. Focusing on companies with market capitalization between $1 and $12 billion, we have targeted companies that we expect will grow their earnings at attractive, yet realistic, rates. The price we are willing to pay today for that growth must be reasonable and companies with unattractive debt levels are weeded out quickly. High-quality management is always a significant factor in this search process.

Apollo Group, which provides educational programs for adults, exemplifies a midsize company capitalizing on a timely opportunity. It owns the University of Phoenix, the leading online-accredited university in the United States. We believe its convenience is a big attraction for three types of consumers: companies looking to maximize their capital investment by providing training for employees; individuals displaced by a downsizing economy who may feel the need to supplement their education, increase skills, or acquire another degree to enhance their attractiveness as a potential employee; and finally, individuals and companies looking for a more cost-efficient way to further their education goals.


"Great companies are often great stocks. But when a company's stock price becomes too expensive, it's no longer a great company to invest in."

-- Eric Wetlaufer, Portfolio Leader, Putnam Specialty Growth Team

In response to the war on terrorism and an increase in defense spending, we invested in Northrop Grumman Corp. and L-3 Communications holdings, a producer of defense electronics systems. We added these stocks immediately following September 11; since then, their prices have appreciated to the point that we thought it prudent to trim positions to lock in profits.

Following five years of consolidation and restructuring, the health-care services sector has been flourishing. Companies such as AmerisourceBergen Corp., which distributes drugs from major pharmaceuticals to hospitals and major drug stores, and Zimmer, a manufacturer of artificial joints, as well as testing companies Laboratory Corporation of America Holdings and Quest Diagnostics, are steadily increasing earnings. Stock prices climbed during the year, making this sector one of the best performers for the 12 months ended July 31, 2002.

* DEFENSIVE AND CYCLICAL STOCKS BRIDGE TRANSITION TO RECOVERY

By all accounts, the U.S. economy has been slower to improve than originally expected. After a weak second quarter, there are encouraging signs that the economy is picking up steam. Consumer spending has remained strong and the housing market still appears healthy. Rising industrial production is a reassuring sign that excess capacity is being squeezed out of the market. Inflation remains tame, which is allowing the Federal Reserve Board to keep short-term interest rates low until economic activity accelerates. Given this climate, the Specialty Growth Team has sought to balance holdings between defensive stocks, which tend to perform well in a slower-growth economy, and cyclical stocks, which typically appreciate early in a recovery.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

AmerisourceBergen Corp.
Health-care services

Affiliated Computer Services, Inc.
Class A
Technology services

Ecolab, Inc.
Commercial and consumer services

Starbucks Corp.
Restaurants

Zimmer Holdings, Inc,
Medical technology

Laboratory Corporation of America
Holdings
Health-care services

Zions Bancorporation
Banking

MedImmune, Inc.
Biotechnology

Electronic Arts, Inc.
Software

Express Scripts, Inc. Class A
Health-care services

Footnote reads:
These holdings represent 15.1% of the fund's net assets as of 7/31/02. Portfolio holdings will vary over time.

Defensive stocks generally appreciate more slowly than cyclical stocks in rising stock markets, but often offer valuable price protection in a falling market. Consumer-related stocks have delivered some of the best performance in this area during the reporting period. Examples of holdings from this sector include Wendy's, which is diversifying its menu; Darden Restaurants, owner of Red Lobster and Olive Garden, which offer family-oriented, low-cost dining options; and Yum! Brands, owner of KFC and Pizza Hut, which is benefiting from the trend of combining different fast-food restaurants in one location to offer a wider array of choices for families on the go. Given Americans' preference for domestic travel since September 11, we've added investments in the travel and leisure business. Harrah's Entertainment, which operates casinos, hotel operator Marriott, and cruise ship operator Royal Caribbean are benefiting from this trend. Finally, retailers such as Family Dollar Stores and TJX Companies continue to provide great value to their respective customer bases.

Given our increasingly sanguine outlook, the portfolio has taken on a less defensive tone with the addition of several cyclical stocks. Of course, it's important to invest in cyclical stocks before a recovery solidifies in order to maximize the growth potential. So we've been laying groundwork with the addition of Dover, a diversified capital goods company producing parts for manufacturers, and with oil and gas service stocks, which should benefit from increasing demand as the economy improves. GlobalSantaFe Corp., Smith International, and Cooper Cameron Corp. illustrate our strategy.

While we've consistently maintained an exposure to regional banks catering to smaller and midsize business, we've recently purchased several financial institutions that are poised to benefit from an improvement in the stock market. We've limited the fund's exposure to asset managers but are investing in companies specializing in custodial services, such as Investors Financial.

* MID-CAP GROWTH STOCKS OFFER TIMELY ALTERNATIVE

With accounting irregularities tarnishing investors' perception of large, established growth companies -- whether deserved or not -- we believe that the mid-cap market offers an attractive way to remain invested in growth stocks. In addition to their appreciation potential, mid-cap growth stocks may offer a greater degree of stability than smaller, less mature companies, but are more nimble than their larger brethren and thus able to seize opportunities in their markets.

Furthermore, the economic slowdown has forced a natural attrition across sectors, leaving a much healthier corporate environment. In our opinion, stock prices are hovering at very attractive levels and are better reflecting earnings expectations. Once the disconnection between investors' skittishness and the economy's encouraging prospects is bridged, we believe a solid recovery in mid-cap stocks will not be far behind.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Specialty Growth Team. The members of the team are Eric Wetlaufer (Portfolio Leader), Dana Clark (Portfolio Member), Kenneth Doerr (Portfolio Member), Margery Parker (Portfolio Member), Daniel Miller, Roland Gillis, Michael Mufson, Anthony
Sellitto, and Richard Weed.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (6/3/68)       (3/1/93)        (7/26/99)       (12/8/94)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -31.67% -35.58% -32.17% -35.56% -32.15% -32.83% -31.92% -34.33%
------------------------------------------------------------------------------
5 years         -12.50  -17.51  -15.72  -16.65  -15.69  -15.69  -14.54  -17.55
Annual average   -2.63   -3.78   -3.36   -3.58   -3.36   -3.36   -3.09   -3.79
------------------------------------------------------------------------------
10 years        124.30  111.49  108.21  108.21  108.24  108.24  113.51  106.10
Annual average    8.41    7.78    7.61    7.61    7.61    7.61    7.88    7.50
------------------------------------------------------------------------------
Annual average
(life of fund)    9.31    9.12    8.31    8.31    8.48    8.48    8.58    8.47
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                               Russell Midcap          Consumer
                                Growth Index          price index
------------------------------------------------------------------------------
1 year                           -28.68%                 1.41%
------------------------------------------------------------------------------
5 years                           -7.83                 12.02
Annual average                    -1.62                  2.30
------------------------------------------------------------------------------
10 years                         115.17                 28.04
Annual average                     7.96                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                       --*                 4.95
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*This index began operations on 12/31/85.

LIPPER INFORMATION:

The average annualized return for the 490 funds in the Lipper Mid-Cap Growth Funds category over the 12 months ended 7/31/02 was -28.88%. Over the 5- and 10-year periods ended 7/31/02, annualized returns for the category were -1.03% and 7.80%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/92

                Fund's class A        Russell Midcap         Consumer price
Date            shares at POP          Growth Index              index

7/31/92             9,425                 10,000                 10,000
7/31/93            11,280                 11,324                 10,278
7/31/94            11,591                 11,917                 10,562
7/31/95            15,208                 15,583                 10,868
7/31/96            17,739                 16,712                 11,189
7/31/97            24,169                 23,345                 11,431
7/31/98            28,253                 25,291                 11,623
7/31/99            32,513                 30,777                 11,865
7/31/00            49,806                 44,246                 12,299
7/31/01            30,951                 30,170                 12,626
7/31/02           $21,149                $21,517                $12,804

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,821 and $20,824, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,351 ($20,610 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/02

                    Class A        Class B        Class C        Class M
------------------------------------------------------------------------------
Share value:      NAV     POP        NAV            NAV        NAV     POP
------------------------------------------------------------------------------
7/31/01          $9.22   $9.78      $8.30          $9.05      $8.74   $9.06
------------------------------------------------------------------------------
7/31/02           6.30    6.68       5.63           6.14       5.95    6.17
------------------------------------------------------------------------------

*The fund did not make any distributions during this period.


TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (6/3/68)       (3/1/93)        (7/26/99)       (12/8/94)
                   NAV    POP     NAV   CDSC      NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -31.36% -35.32% -31.95% -35.35% -31.83% -32.51% -31.71% -34.10%
------------------------------------------------------------------------------
5 years           4.79   -1.20    0.87   -0.24    0.97    0.97    2.14   -1.40
Annual average    0.94   -0.24    0.17   -0.05    0.19    0.19    0.42   -0.28
------------------------------------------------------------------------------
10 years        158.71  143.95  139.81  139.81  139.98  139.98  146.12  137.52
Annual average    9.97    9.33    9.14    9.14    9.15    9.15    9.42    9.04
------------------------------------------------------------------------------
Annual average
(life of fund)    9.65    9.46    8.65    8.65    8.83    8.83    8.92    8.81
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Vista Fund

We have audited the accompanying statement of assets and liabilities of Putnam Vista Fund, including the fund's portfolio, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Vista Fund as of July 31, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG  LLP
Boston, Massachusetts
September 3, 2002



THE FUND'S PORTFOLIO
July 31, 2002

COMMON STOCKS (98.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            191,058 Interpublic Group of Companies, Inc. (The)                                           $   $3,995,023
          1,081,000 Lamar Advertising Co. (NON)                                                          34,137,980
                                                                                                      -------------
                                                                                                         38,133,003

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
            107,510 L-3 Communications Holdings, Inc. (NON)                                               4,969,112
             38,175 Northrop Grumman Corp.                                                                4,225,973
                                                                                                      -------------
                                                                                                          9,195,085

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
            120,446 Lear Corp. (NON)                                                                      5,191,223

Banking (5.0%)
-------------------------------------------------------------------------------------------------------------------
            115,561 Charter One Financial, Inc.                                                           3,919,829
            495,500 First Tennessee National Corp.                                                       18,546,565
            292,400 Greenpoint Financial Corp.                                                           14,122,920
            860,600 Investors Financial Services Corp.                                                   26,480,662
            380,463 M&T Bank Corp.                                                                       31,806,707
            755,500 North Fork Bancorporation, Inc.                                                      30,680,855
            404,000 Northern Trust Corp.                                                                 16,091,320
            348,800 SouthTrust Corp.                                                                      8,803,712
          1,172,300 Zions Bancorporation                                                                 59,212,873
                                                                                                      -------------
                                                                                                        209,665,443

Beverage (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,348,900 Pepsi Bottling Group, Inc. (The)                                                     33,344,808

Biotechnology (5.8%)
-------------------------------------------------------------------------------------------------------------------
            138,351 Abgenix, Inc. (NON)                                                                   1,275,596
            112,700 Affymetrix, Inc. (NON)                                                                2,011,695
            166,400 Applera Corporation-Applied Biosystems Group                                          3,105,024
            164,700 Celgene Corp. (NON)                                                                   2,827,899
             89,800 Chiron Corp. (NON)                                                                    3,029,852
          1,313,640 Genzyme Corp. (NON)                                                                  29,924,719
          1,468,000 Gilead Sciences, Inc. (NON)                                                          44,729,960
          1,157,500 IDEC Pharmaceuticals Corp. (NON)                                                     51,612,925
            749,145 IDEXX Laboratories, Inc. (NON)                                                       21,912,491
            172,499 Invitrogen Corp. (NON)                                                                6,011,590
            228,200 Ligand Pharmaceuticals, Inc. Class B (NON)                                            2,044,672
          1,975,200 MedImmune, Inc. (NON)                                                                58,742,448
            265,600 Protein Design Labs, Inc. (NON)                                                       3,609,504
            259,200 QIAGEN NV (Netherlands) (NON)                                                         1,791,072
            237,000 Scios, Inc. (NON)                                                                     7,432,320
             59,200 Trimeris, Inc. (NON)                                                                  2,766,534
                                                                                                      -------------
                                                                                                        242,828,301

Broadcasting (0.4%)
-------------------------------------------------------------------------------------------------------------------
            175,908 Univision Communications, Inc. Class A (NON)                                          5,029,210
            306,804 Westwood One, Inc. (NON)                                                              9,741,027
                                                                                                      -------------
                                                                                                         14,770,237

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
            376,300 Charter Communications, Inc. Class A (NON)                                            1,354,680

Commercial and Consumer Services (3.6%)
-------------------------------------------------------------------------------------------------------------------
            421,900 CDW Computer Centers, Inc. (NON)                                                     20,166,820
            498,600 Choicepoint, Inc. (NON)                                                              20,886,354
            991,000 Cintas Corp.                                                                         43,493,999
          1,460,314 Ecolab, Inc.                                                                         67,101,428
                                                                                                      -------------
                                                                                                        151,648,601

Communications Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,470,000 Extreme Networks, Inc. (NON)                                                         25,688,000
            803,400 Sonus Networks, Inc. (NON)                                                              939,978
                                                                                                      -------------
                                                                                                         26,627,978

Computers (4.1%)
-------------------------------------------------------------------------------------------------------------------
            245,900 Brocade Communications Systems, Inc. (NON)                                            4,610,625
          1,660,200 Emulex Corp. (NON)                                                                   38,450,232
            890,900 Lexmark International, Inc. (NON)                                                    43,547,192
          1,943,200 McDATA Corp. Class A (NON)                                                           20,831,104
            480,600 Mentor Graphics Corp. (NON)                                                           3,469,932
            443,800 Network Appliance, Inc. (NON)                                                         3,754,548
          1,187,500 QLogic Corp. (NON)                                                                   48,390,625
            673,800 Symbol Technologies, Inc.                                                             6,158,532
            513,526 VeriSign, Inc. (NON)                                                                  3,286,566
                                                                                                      -------------
                                                                                                        172,499,356

Consumer Finance (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,289,000 AmeriCredit Corp. (NON)                                                              25,199,950
            316,200 Capital One Financial Corp.                                                          10,023,540
            570,547 Metris Companies, Inc.                                                                2,025,442
                                                                                                      -------------
                                                                                                         37,248,932

Consumer Goods (2.2%)
-------------------------------------------------------------------------------------------------------------------
            116,100 Alberto-Culver Co. Class B                                                            5,515,911
          1,124,900 Estee Lauder Companies, Inc. (The) Class A                                           34,106,968
            266,300 Fortune Brands, Inc.                                                                 13,927,490
          1,264,100 Newell Rubbermaid, Inc.                                                              38,024,128
                                                                                                      -------------
                                                                                                         91,574,497

Electric Utilities (1.8%)
-------------------------------------------------------------------------------------------------------------------
            953,500 Entergy Corp.                                                                        38,645,350
            800,700 Progress Energy, Inc.                                                                37,432,725
                                                                                                      -------------
                                                                                                         76,078,075

Electronics (6.1%)
-------------------------------------------------------------------------------------------------------------------
          2,134,800 Broadcom Corp. Class A (NON)                                                         40,048,848
            547,498 Brooks-PRI Automation, Inc. (NON)                                                    10,413,412
            219,672 Celestica, Inc. (Canada) (NON)                                                        4,711,964
          1,028,300 Integrated Device Technology, Inc. (NON)                                             13,162,240
            491,200 Jabil Circuit, Inc. (NON)                                                             8,738,448
          1,384,800 Linear Technology Corp.                                                              37,500,384
            913,969 LSI Logic Corp. (NON)                                                                 7,128,958
            841,400 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       15,986,600
            253,200 Maxim Integrated Products, Inc. (NON)                                                 8,907,576
          1,768,700 Micrel, Inc. (NON)                                                                   20,286,989
            757,650 Microchip Technology, Inc. (NON)                                                     16,683,453
          3,790,200 PMC-Sierra, Inc. (NON)                                                               36,196,410
          2,471,400 RF Micro Devices, Inc. (NON)                                                         16,459,524
          1,000,700 Semtech Corp. (NON)                                                                  19,673,762
            127,800 Skyworks Solutions, Inc. (NON)                                                          370,620
                                                                                                      -------------
                                                                                                        256,269,188

Energy (3.8%)
-------------------------------------------------------------------------------------------------------------------
            943,100 BJ Services Co. (NON)                                                                30,075,459
            767,700 Cooper Cameron Corp. (NON)                                                           33,003,423
          1,471,214 GlobalSantaFe Corp.                                                                  33,161,164
            134,900 Nabors Industries, Ltd. (Barbardos) (NON)                                             4,117,148
          1,634,100 Smith International, Inc. (NON)                                                      51,653,901
            282,043 Transocean Sedco Forex, Inc.                                                          7,192,097
                                                                                                      -------------
                                                                                                        159,203,192

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
            937,320 Krispy Kreme Doughnuts, Inc. (NON)                                                   33,134,262

Gaming & Lottery (2.1%)
-------------------------------------------------------------------------------------------------------------------
            579,700 Harrah's Entertainment, Inc. (NON)                                                   27,431,404
            840,100 International Game Technology (NON)                                                  48,935,825
            274,800 MGM Mirage, Inc. (NON)                                                                9,618,000
                                                                                                      -------------
                                                                                                         85,985,229

Health Care Services (10.3%)
-------------------------------------------------------------------------------------------------------------------
          1,027,100 AdvancePCS (NON)                                                                     23,027,582
          1,327,900 AmerisourceBergen Corp.                                                              88,956,021
          3,113,500 Caremark Rx, Inc. (NON)                                                              48,881,950
          1,016,500 Express Scripts, Inc. Class A (NON)                                                  52,858,000
          1,697,600 Health Management Associates, Inc. (NON)                                             34,342,448
            383,100 Health Net, Inc. (NON)                                                                8,573,778
          1,769,800 Laboratory Corporation of America Holdings (NON)                                     60,704,140
            864,600 Quest Diagnostics, Inc. (NON)                                                        52,213,194
            113,200 Trigon Healthcare, Inc. (NON)                                                        11,513,572
            477,100 Universal Health Services, Inc. Class B (NON)                                        22,557,288
            427,600 Wellpoint Health Networks, Inc. (NON)                                                30,573,400
                                                                                                      -------------
                                                                                                        434,201,373

Insurance (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,496,155 ACE, Ltd. (Bermuda)                                                                  47,383,229
            212,200 AMBAC Financial Group, Inc.                                                          13,374,966
            530,900 Arthur J. Gallagher & Co.                                                            15,613,769
             91,700 Everest Re Group, Ltd. (Barbardos)                                                    5,020,575
                                                                                                      -------------
                                                                                                         81,392,539

Investment Banking/Brokerage (2.1%)
-------------------------------------------------------------------------------------------------------------------
            205,300 Bear Stearns Companies, Inc. (The)                                                   12,363,166
            433,700 Investment Technology Group, Inc. (NON)                                              14,689,419
             70,588 Legg Mason, Inc.                                                                      3,009,872
          1,371,350 SEI Investments Co.                                                                  36,080,219
          1,234,800 Waddell & Reed Financial, Inc.                                                       22,152,312
                                                                                                      -------------
                                                                                                         88,294,988

Leisure (0.3%)
-------------------------------------------------------------------------------------------------------------------
            295,100 Harley-Davidson, Inc.                                                                13,975,936

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------------------------------------------
            417,500 Four Seasons Hotels, Inc. (Canada)                                                   15,948,500
            596,900 Marriott International, Inc. Class A                                                 19,996,150
            900,000 Royal Caribbean Cruises, Ltd.                                                        17,838,000
                                                                                                      -------------
                                                                                                         53,782,650

Machinery (0.4%)
-------------------------------------------------------------------------------------------------------------------
            367,800 Parker-Hannifin Corp.                                                                14,807,628

Manufacturing (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,212,700 Dover Corp.                                                                          35,592,745

Media (0.3%)
-------------------------------------------------------------------------------------------------------------------
            541,800 USA Interactive (NON)                                                                11,946,148

Medical Technology (5.3%)
-------------------------------------------------------------------------------------------------------------------
             52,875 Alcon, Inc. (Switzerland) (NON)                                                       1,861,200
          1,148,240 Apogent Technologies, Inc. (NON)                                                     22,275,856
          1,933,300 Biomet, Inc.                                                                         50,130,469
            177,900 Charles River Laboratories International, Inc. (NON)                                  6,777,990
          1,255,800 Cytyc Corp. (NON)                                                                    10,812,438
            531,900 Guidant Corp. (NON)                                                                  18,510,120
          1,012,800 St. Jude Medical, Inc. (NON)                                                         38,486,400
            290,640 Stryker Corp.                                                                        14,712,197
          1,637,000 Zimmer Holdings, Inc. (NON)                                                          60,945,510
                                                                                                      -------------
                                                                                                        224,512,180

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------------------------------------------
            434,400 Pitney Bowes, Inc.                                                                   16,941,600

Oil & Gas (3.2%)
-------------------------------------------------------------------------------------------------------------------
            798,600 Burlington Resources, Inc.                                                           29,188,830
            281,000 EOG Resources, Inc.                                                                   9,635,490
             83,300 Kerr-McGee Corp.                                                                      3,895,941
            534,300 Murphy Oil Corp.                                                                     44,427,045
          1,369,397 Noble Corp. (NON)                                                                    44,368,463
            112,825 Valero Energy Corp.                                                                   3,842,820
                                                                                                      -------------
                                                                                                        135,358,589

Pharmaceuticals (5.4%)
-------------------------------------------------------------------------------------------------------------------
            590,226 Allergan, Inc. (SEG)                                                                 35,702,771
          1,816,400 Andrx Group (NON)                                                                    40,305,916
            159,400 Barr Laboratories, Inc. (NON)                                                         9,723,400
            473,700 Cephalon, Inc. (NON)                                                                 22,737,600
            209,198 Enzon, Inc. (NON)                                                                     4,727,875
            181,100 Forest Laboratories, Inc. (NON)                                                      14,029,817
            414,919 IVAX Corp. (NON)                                                                      5,601,407
          1,841,168 King Pharmaceuticals, Inc. (NON)                                                     39,051,173
            965,129 Shire Pharmaceuticals Group PLC ADR (United Kingdom) (NON)                           24,610,790
            449,300 Teva Pharmaceutical Industries, Ltd. ADR (Israel)                                    29,968,759
                                                                                                      -------------
                                                                                                        226,459,508

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
            378,300 Mirant Corp. (NON)                                                                    1,361,880

Restaurants (3.5%)
-------------------------------------------------------------------------------------------------------------------
            565,994 Darden Restaurants, Inc.                                                             13,142,381
          3,204,700 Starbucks Corp. (NON)                                                                62,908,261
            601,500 Wendy's International, Inc.                                                          22,129,185
          1,644,800 Yum! Brands, Inc. (NON)                                                              50,824,320
                                                                                                      -------------
                                                                                                        149,004,147

Retail (7.5%)
-------------------------------------------------------------------------------------------------------------------
            396,000 AutoZone, Inc. (NON)                                                                 29,205,000
          1,283,300 Bed Bath & Beyond, Inc. (NON)                                                        39,782,300
            233,679 Best Buy Companies, Inc. (NON)                                                        7,688,039
            913,800 Big Lots, Inc. (NON)                                                                 15,169,080
            138,946 Columbia Sportswear Co. (NON)                                                         4,856,163
            693,300 Dollar Tree Stores, Inc. (NON)                                                       21,628,533
          1,135,100 Family Dollar Stores, Inc.                                                           34,382,179
            541,660 Michaels Stores, Inc. (NON)                                                          20,057,670
            174,400 Ross Stores, Inc.                                                                     6,567,904
          3,002,200 Staples, Inc. (NON)                                                                  50,106,718
            236,761 Talbots, Inc. (The)                                                                   6,946,568
            493,379 Tiffany & Co.                                                                        12,156,859
          2,823,900 TJX Companies, Inc. (The)                                                            50,067,747
            782,400 Williams-Sonoma, Inc. (NON)                                                          17,799,600
                                                                                                      -------------
                                                                                                        316,414,360

Schools (0.8%)
-------------------------------------------------------------------------------------------------------------------
            868,100 Apollo Group, Inc. Class A (NON)                                                     34,072,925

Semiconductor (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,135,017 KLA-Tencor Corp. (NON)                                                               44,708,320
          1,568,200 LAM Research Corp. (NON)                                                             19,288,860
          1,322,800 Novellus Systems, Inc. (NON)                                                         35,702,372
            460,400 Photon Dynamics, Inc. (NON)                                                          12,007,232
            891,486 Teradyne, Inc. (NON)                                                                 13,372,290
                                                                                                      -------------
                                                                                                        125,079,074

Software (6.5%)
-------------------------------------------------------------------------------------------------------------------
          1,379,450 Adobe Systems, Inc.                                                                  33,051,622
            300,805 Amdocs, Ltd. (Guernsey) (NON)                                                         2,210,917
            260,500 BEA Systems, Inc. (NON)                                                               1,445,775
            665,600 BMC Software, Inc. (NON)                                                              8,952,320
            499,000 Business Objects SA ADR (France) (NON)                                                9,685,590
            902,700 Electronic Arts, Inc. (NON)                                                          54,324,486
            223,432 Internet Security Systems, Inc. (NON)                                                 3,686,628
            235,400 Intuit, Inc. (NON)                                                                   10,352,892
            324,215 Manugistics Group, Inc. (NON)                                                         1,303,344
            182,213 Mercury Interactive Corp. (NON)                                                       4,668,297
            736,300 NETIQ Corp. (NON)                                                                    14,586,103
          2,108,800 Network Associates, Inc. (NON)                                                       25,621,920
          1,134,554 PeopleSoft, Inc. (NON)                                                               20,399,281
            367,482 Retek, Inc. (NON)                                                                     2,377,609
            179,802 Siebel Systems, Inc. (NON)                                                            1,690,139
          1,534,700 Symantec Corp. (NON)                                                                 51,473,838
            113,200 Synopsys, Inc. (NON)                                                                  4,841,564
            972,271 TIBCO Software, Inc. (NON)                                                            5,269,709
            839,248 VERITAS Software Corp. (NON)                                                         14,124,544
            242,550 webMethods, Inc. (NON)                                                                2,132,015
                                                                                                      -------------
                                                                                                        272,198,593

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
             89,109 Precise Software Solutions, Ltd. (Israel) (NON)                                       1,119,209

Technology Services (5.4%)
-------------------------------------------------------------------------------------------------------------------
          1,458,300 Affiliated Computer Services, Inc. Class A (NON)                                     68,510,934
          1,140,400 BISYS Group, Inc. (The) (NON)                                                        26,343,240
            572,100 Concord EFS, Inc. (NON)                                                              11,155,950
            417,578 Convergys Corp. (NON) (SEG)                                                           6,313,779
            646,100 DST Systems, Inc. (NON)                                                              21,773,570
          1,280,087 Fiserv, Inc. (NON)                                                                   44,047,794
            421,926 Jack Henry & Associates, Inc.                                                         6,020,884
          1,846,300 SunGard Data Systems, Inc. (NON)                                                     43,295,735
                                                                                                      -------------
                                                                                                        227,461,886

Telecommunications (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,194,600 CenturyTel, Inc.                                                                     31,776,360
            736,400 Citizens Communications Co. (NON)                                                     4,035,472
             76,300 Telephone and Data Systems, Inc.                                                      4,345,285
            275,226 Western Wireless Corp. Class A (NON)                                                    853,201
                                                                                                      -------------
                                                                                                         41,010,318

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
            138,492 Jones Apparel Group, Inc. (NON)                                                       4,712,883
                                                                                                     --------------
                    Total Common Stocks (cost $4,947,098,756)                                        $4,154,453,249

SHORT-TERM INVESTMENTS (5.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $173,643,175 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 2.03% and due dates
                    ranging from August 1, 2002 to September 19, 2002 (d)                              $173,549,766
         56,114,018 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.84%
                    and due dates ranging from August 1, 2002 to
                    September 25, 2002 (d)                                                               56,114,018
                                                                                                     --------------
                    Total Short-Term Investments (cost $229,663,784)                                   $229,663,784
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,176,762,540) (b)                                      $4,384,117,033
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,204,387,680.

  (b) The aggregate identified cost on a tax basis is $5,296,998,724, resulting in gross unrealized appreciation and depreciation of $178,502,381 and $1,091,384,072, respectively, or net unrealized depreciation of $912,881,691.

(NON) Non-income-producing security.

(SEG) These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2002.

  (d) See footnote 1 to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2002
                                  Aggregate Face   Expiration     Unrealized
                    Market Value       Value          Date       Depreciation
------------------------------------------------------------------------------
S&P 500 Index
(long)              $30,307,375     $30,560,401     Sept-02       $(253,026)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $168,879,573 of securities
on loan (identified cost $5,176,762,540) (Note 1)                            $4,384,117,033
-------------------------------------------------------------------------------------------
Cash                                                                              3,076,020
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,154,775
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            6,225,920
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   36,597,089
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            199,500
-------------------------------------------------------------------------------------------
Total assets                                                                  4,431,370,337

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,631,069
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       42,510,520
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      6,207,078
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          878,544
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       227,235
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          8,155
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,444,774
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              173,549,766
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              525,516
-------------------------------------------------------------------------------------------
Total liabilities                                                               226,982,657
-------------------------------------------------------------------------------------------
Net assets                                                                   $4,204,387,680

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               9,261,337,804
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (4,264,051,591)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (792,898,533)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $4,204,387,680

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,563,995,437 divided by 406,755,677 shares)                                        $6.30
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $6.30)*                                $6.68
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($913,467,271 divided by 162,115,336 shares)**                                        $5.63
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($52,938,629 divided by 8,615,211 shares)**                                           $6.14
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($73,816,475 divided by 12,408,085 shares)                                            $5.95
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $5.95)*                                $6.17
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($600,169,868 divided by 92,343,424 shares)                                           $6.50
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $6,499)                                        $21,835,339
-------------------------------------------------------------------------------------------
Interest                                                                          2,491,356
-------------------------------------------------------------------------------------------
Securities lending                                                                1,337,571
-------------------------------------------------------------------------------------------
Total investment income                                                          25,664,266

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 28,820,446
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   11,994,757
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   193,030
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     49,568
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             9,351,170
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            13,434,943
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               821,934
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               825,580
-------------------------------------------------------------------------------------------
Other                                                                             3,931,157
-------------------------------------------------------------------------------------------
Total expenses                                                                   69,422,585
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (476,694)
-------------------------------------------------------------------------------------------
Net expenses                                                                     68,945,891
-------------------------------------------------------------------------------------------
Net investment loss                                                             (43,281,625)
-------------------------------------------------------------------------------------------
Net realized loss on investments (including net realized loss of $29,276,909 on sales of investments in affiliated issuers)
(Notes 1, 3 and 5)                                                           (1,927,413,143)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                          (21,081,181)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Notes 1 and 3)                      (91)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                (215,468,044)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (2,163,962,459)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(2,207,244,084)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                               ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(43,281,625)         $(63,739,503)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                   (1,948,494,415)       (2,167,128,629)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                           (215,468,044)       (2,419,677,906)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (2,207,244,084)       (4,650,546,038)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --          (717,851,562)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (334,136,403)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --           (13,070,018)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (25,704,130)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (125,010,071)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --          (713,621,402)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (332,167,402)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --           (12,992,999)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (25,552,661)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (124,273,412)
-------------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                                     --            (1,712,569)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (797,145)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (31,181)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --               (61,322)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (298,235)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)       (1,116,071,730)        3,600,192,787
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (3,323,315,814)       (3,477,633,763)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   7,527,703,494        11,005,337,257
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                               $4,204,387,680        $7,527,703,494
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.22       $19.10       $14.30       $13.49       $12.52
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.04)        (.06)        (.09)        (.05)        (.05)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.88)       (6.00)        7.18         1.89         1.98
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.92)       (6.06)        7.09         1.84         1.93
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (3.81)       (2.29)       (1.03)        (.96)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (3.82)       (2.29)       (1.03)        (.96)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.30        $9.22       $19.10       $14.30       $13.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (31.67)      (37.86)       53.19        15.08        16.90
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,563,995   $4,614,523   $6,763,532   $3,672,460   $3,279,628
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.00          .89          .87          .94          .98
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.56)        (.47)        (.51)        (.41)        (.38)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 89.19       109.13       115.31       155.40       110.60
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.30       $17.73       $13.51       $12.89       $12.09
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.09)        (.15)        (.21)        (.14)        (.14)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.58)       (5.46)        6.72         1.79         1.90
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.67)       (5.61)        6.51         1.65         1.76
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (3.81)       (2.29)       (1.03)        (.96)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (3.82)       (2.29)       (1.03)        (.96)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.63        $8.30       $17.73       $13.51       $12.89
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (32.17)      (38.31)       51.89        14.27        16.05
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $913,467   $1,776,848   $2,880,568   $1,768,766   $1,585,961
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.75         1.64         1.62         1.69         1.73
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.31)       (1.22)       (1.26)       (1.16)       (1.13)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 89.19       109.13       115.31       155.40       110.60
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                         Year ended July 31            to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.05       $18.95       $14.30       $14.54
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.10)        (.15)        (.24)          --(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.81)       (5.93)        7.18         (.24)
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.91)       (6.08)        6.94         (.24)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (3.81)       (2.29)          --
----------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (3.82)       (2.29)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.14        $9.05       $18.95       $14.30
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (32.15)      (38.33)       52.03        (1.65)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $52,939     $115,495      $91,914         $364
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.75         1.64         1.62          .01*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.31)       (1.20)       (1.24)        (.01)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 89.19       109.13       115.31       155.40
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.74       $18.40       $13.92       $13.22       $12.34
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.13)        (.17)        (.12)        (.11)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.71)       (5.71)        6.94         1.85         1.95
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.79)       (5.84)        6.77         1.73         1.84
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (3.81)       (2.29)       (1.03)        (.96)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (3.82)       (2.29)       (1.03)        (.96)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.95        $8.74       $18.40       $13.92       $13.22
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (31.92)      (38.15)       52.26        14.53        16.38
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $73,816     $142,887     $241,432     $150,573     $128,259
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.50         1.39         1.37         1.44         1.48
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.06)        (.97)       (1.01)        (.91)        (.88)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 89.19       109.13       115.31       155.40       110.60
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.48       $19.48       $14.52       $13.64       $12.61
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.03)        (.05)        (.02)        (.02)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.95)       (6.15)        7.30         1.93         2.01
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.98)       (6.18)        7.25         1.91         1.99
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (3.81)       (2.29)       (1.03)        (.96)
-----------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (3.82)       (2.29)       (1.03)        (.96)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.50        $9.48       $19.48       $14.52       $13.64
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (31.43)      (37.71)       53.51        15.44        17.26
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $600,170     $877,950   $1,027,892     $572,191     $288,593
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .75          .64          .62          .69          .73
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.32)        (.21)        (.26)        (.17)        (.13)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 89.19       109.13       115.31       155.40       110.60
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

Putnam Vista Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks selected for above-average growth potential and that involves certain risks. The fund may also trade securities for short-term profits.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2002, the value of securities loaned amounted to $168,879,573. The fund received cash collateral of $173,549,766, which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At July 31, 2002, the fund had a capital loss carryover of approximately $3,125,839,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on July 31, 2010.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, post-October loss deferrals, unrealized and realized gains and losses on certain futures contracts, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. For the year ended July 31, 2002, the fund reclassified $43,281,625 to decrease accumulated net investment loss and $43,281,717 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $92.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2002, the fund's expenses were reduced by $476,694 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,942 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $459,159 and $9,577 from the sale of class A and class M shares, respectively, and received $2,658,333 and $19,403 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $43,439 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $5,200,751,975 and $6,439,634,827, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                112,834,820        $896,435,706
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                           112,834,820         896,435,706

Shares repurchased                        (206,647,660)     (1,595,857,852)
---------------------------------------------------------------------------
Net decrease                               (93,812,840)      $(699,422,146)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                187,809,525      $2,607,982,963
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                           102,519,142       1,362,479,783
---------------------------------------------------------------------------
                                           290,328,667       3,970,462,746

Shares repurchased                        (143,925,401)     (1,885,488,166)
---------------------------------------------------------------------------
Net increase                               146,403,266      $2,084,974,580
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,611,211        $162,518,897
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            22,611,211         162,518,897

Shares repurchased                         (74,543,301)       (517,324,456)
---------------------------------------------------------------------------
Net decrease                               (51,932,090)      $(354,805,559)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 67,031,874        $904,598,519
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            51,377,387         617,555,949
---------------------------------------------------------------------------
                                           118,409,261       1,522,154,468

Shares repurchased                         (66,797,871)       (765,545,584)
---------------------------------------------------------------------------
Net increase                                51,611,390        $756,608,884
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,962,010         $39,787,877
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,962,010          39,787,877

Shares repurchased                          (9,109,559)        (71,584,149)
---------------------------------------------------------------------------
Net decrease                                (4,147,549)       $(31,796,272)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,434,549        $158,302,586
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,829,239          23,981,328
---------------------------------------------------------------------------
                                            13,263,788         182,283,914

Shares repurchased                          (5,352,119)        (70,825,437)
---------------------------------------------------------------------------
Net increase                                 7,911,669        $111,458,477
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,466,256         $25,961,827
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,466,256          25,961,827

Shares repurchased                          (7,403,664)        (54,276,279)
---------------------------------------------------------------------------
Net decrease                                (3,937,408)       $(28,314,452)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,087,667         $69,405,389
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,953,083          49,966,957
---------------------------------------------------------------------------
                                             9,040,750         119,372,346

Shares repurchased                          (5,814,462)        (71,201,943)
---------------------------------------------------------------------------
Net increase                                 3,226,288         $48,170,403
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 44,757,491        $355,840,953
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            44,757,491         355,840,953

Shares repurchased                         (45,009,273)       (357,574,254)
---------------------------------------------------------------------------
Net decrease                                  (251,782)        $(1,733,301)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,237,184        $768,574,756
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            18,275,915         249,283,483
---------------------------------------------------------------------------
                                            72,513,099       1,017,858,239

Shares repurchased                         (32,694,339)       (418,877,796)
---------------------------------------------------------------------------
Net increase                                39,818,760        $598,980,443
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                             Purchase               Sales            Dividend              Market
Affiliates                                       cost                cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
IDEXX Laboratories, Inc.                          $--          $6,138,191                 $--                 $--
PerkinElmer, Inc.                                  --          29,670,080                  --                  --
Retek, Inc.                                        --          24,452,421                  --                  --
------------------------------------------------------------------------------------------------------------------
  Totals                                          $--         $60,260,692                 $--                 $--
------------------------------------------------------------------------------------------------------------------

Market value amounts are shown for issues that are affiliated at period end.



FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Daniel L. Miller                   Since 2001                    Managing Director of Putnam Management
(8/17/57),
Vice President

Stephen M. Oristaglio              Since 1998                    Senior Managing Director of Putnam
(8/21/55),                                                       Management (since July 1998). Prior to
Vice President                                                   July 1998, Mr. Oristaglio was a Managing
                                                                 Director at Swiss Bank Corp.

Eric M. Wetlaufer                  Since 1997                    Managing Director of Putnam
(4/13/62),                                                       Management. Prior to November 1997,
Vice President                                                   Mr. Wetlaufer was a Managing Director
                                                                 and Portfolio Manager at Cadence
                                                                 Capital Management.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Daniel L. Miller
Vice President

Eric M. Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Vista Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN015-83994  006/317/515/376  9/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Vista Fund
Supplement to Annual Report dated 7/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/02

                                                         NAV
1 year                                                -31.43%
5 years                                               -11.25%
Annual average                                         -2.36%
10 years                                              129.00%
Annual average                                          8.64%
Life of fund (since class A inception, 6/3/68)
Annual average                                          9.37%

Share value:                                             NAV
7/31/01                                                 $9.48
7/31/02                                                 $6.50
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.